Exhibit 32.2

AMENDED CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amended Annual Report on Form 10-K/A, of BioForce Nanosciences Holdings, Inc. for the fiscal year ending December 31, 2019, I, Richard Kaiser, Acting Chief Financial Officer and Principal Accounting Officer of BioForce Nanosciences Holdings, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Amended Annual Report on Form 10-K/A, for the fiscal year ending December 31, 2019, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Amended Annual Report on Form 10-K/A, for the fiscal year ending December 31, 2019, fairly presents, in all material respects, the financial condition and results of operations of BioForce Nanosciences Holdings, Inc..

Date: March 9, 2020

  /s/ Richard Kaiser

Richard Kaiser, Acting Chief Financial Officer and Principal Accounting Officer of BioForce Nanosciences Holdings, Inc.